EXHIBIT 21.1     SUBSIDIARIES OF THE REGISTRANT


                                                                 % of Voting
                                                                  Securities
                                       Jurisdiction of        Held at December
                                       Incorporation or              31,
Name of Corporation                      Organization             1999 (1)
-----------------------------------    ----------------         ----------

Amcorp, Inc.                            Delaware                    100%
     ASC Holdings, Inc.                 Utah                        100
     Amalgamated Research, Inc.         Idaho                       100

Andrews County Holdings, Inc.           Delaware                    100
     Waste Control Specialists LLC      Delaware                     69
       Greenhill Technologies LLC       Delaware                     50
       Tecsafe LLC                      Delaware                     50

NL Industries, Inc. (2)                 New Jersey                   59

Tremont Corporation (3)                 Delaware                     50

Valcor, Inc.                            Delaware                    100
     Medite Corporation                 Delaware                    100
     CompX International Inc. (4), (5)  Delaware                     62

Other wholly-owned
     Valmont Insurance Company          Vermont                     100
     Impex Realty Holding, Inc.         Delaware                    100



(1)      Held by the Registrant or the indicated subsidiary of the Registrant.

(2) Subsidiaries of NL are incorporated by reference to Exhibit 21.1 of NL's Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 1-640).

(3) Subsidiaries of Tremont are incorporated by reference to Exhibit 21.1 of Tremont's Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 1-10126).

(4) Subsidiaries of CompX are incorporated by reference to Exhibit 21.1 of CompX's Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 1-13905).

(5)      Valhi owns an additional 2% of CompX directly.